Exhibit 10.1


                            SHARE EXCHANGE AGREEMENT

     This SHARE EXCHANGE AGREEMENT (this "Agreement") is made and entered into this 22nd day of February, 2007, by and among, those individual purchasers set forth on Schedule A (together, the "Purchasers") and the Sellers listed on Schedule A (the "Sellers").

                                    RECITALS:

     WHEREAS, the Sellers are the owners of 2,695,792 shares (the "CREG Shares")
of  ownership  interest  of  China  Recycling  Energy   Corporation,   a  Nevada
Corporation (the "CREG"), listed on Schedule A, and

     WHEREAS, the Purchasers are, collectively, the owners of 8,087,376 shares (the "Yingfeng Shares") of ownership interest of Xi'an Yingfeng Science and Technology Co, Ltd., a Chinese Corporation (the "Yingfeng"), listed adjacent to each of the Purchasers' names on Schedule A; and

     WHEREAS, the Sellers have determined that it is in their best interest to exchange, subject to the terms and conditions set forth herein, 2,695,792 shares of their CREG Shares with the Purchasers for 8,087,376 Yingfeng Shares owned by Purchasers; and

     WHEREAS, the Purchasers have determined that it is in their best interests that they exchange, subject to the terms and conditions set forth herein, all the Yingfeng Shares owned by them with the Sellers for 2,695,792 CREG shares owned by the Sellers, in the respective amounts set forth on Schedule A; and

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, the Sellerss and the Purchasers agree as follows:

                                    ARTICLE I

                                 SHARE EXCHANGE

     Section 1.01. The Share Excahange. Subject to the terms and conditions of this Agreement, the Sellers agree to assign, transfer and deliver to the Purchasers, at the Closing, 2,695,792 CREG shares owned by him. As exchange, Purchasers agree to assign, transfer and deliver to the Sellers, at the Closing, 8,087,376 Yingfeng shares owned by them. Under the terms of this Agreement, each individual Purchaser receives ONE CREG Share owned by the Sellers for THREE Yingfeng Shares owned by Purchasers prior to the transaction, at the Closing, with the restriction that all Purchasers shall not trade or resell the CREG shares they acquired within a period of one year following the closing date of this transaction, complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

     Section 1.02. Execution and Closing. The Share Exchange shall take place at such other time and place as the Sellers and the Purchasers mutually agree upon, orally or in writing (which time and place is designated as the "Closing"). The Sellers shall deliver to the Purchasers either (i) a certificate or certificates representing the CREG Shares or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of the Purchasers be necessary to transfer the CREG Shares to each of the Purchasers. The Purchasers shall also deliver to the Sellers either (i) a certificate or certificates representing the Yingfeng Shares or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of the Sellers be necessary to transfer the Yingfeng Shares to the Sellers. The Agreement is not deemed executed and the Share Exchange is not deemed consummated until the Sellers receive the physical certificates representing the Yingfeng Shares delivered by the Purchasers and the Purchasers receive the physical certificates representing the CREG shares delivered by the Sellers.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.01. Representations and Warranties of the Purchasers. Each of the Purchasers, on a joint and several basis, represents and warrants to the Sellers as follows:

     (a) The Purchasers have all power and authority to execute, deliver and perform this Agreement.

     (b) This Agreement is the valid and binding obligation of each of the Purchasers, enforceable against each of the Purchasers in accordance with its terms.

     (c) The CREG Shares will be acquired for investment for the account of each of the Purchasers, and not as a nominee or agent, and not with a view to the distribution or public offering thereof. In connection therewith, each of the Purchasers confirms that he or she is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States.

     (d) None of the Purchasers have been contacted concerning the acquired CREG Shares or the matters set forth in this Agreement by means of any advertisement or other general solicitation.

     (e) Each of the Purchasers understands that (i) the acquired CREG Shares have not been registered under either the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state by reason of specific exemptions therefrom and that such securities may be resold in the United States without registration under the Securities Act only in certain limited circumstances.

     (f) The Purchasers have access to information relating to the CREG as the Purchasers deem necessary to make an informed investment decision in connection with the acquired CHDW Shares, and except as provided in
          Section 2.02 below, the Sellers is making no representations and warranties concerning the acquired CREG Shares or the business of the CREG.

     (g) Each of the Purchasers understands that Regulation S promulgated under the Securities Act, is available only for offers and sales of securities outside the United States, and will comply with Regulation S, attached hereto as Exhibit A, specifically complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

     (h) Legends. The Purchasers acknowledge that the CREG Shares they acquired will bear the following restrictive legend:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES, ACKNOWLEDGES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL OR STATE LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES PURSUANT TO (I) RULE 144A UNDER THE

          SECURITIES ACT TO A PERSON WHO THE SELLERS REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS TO WHOM WRITTEN NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (II) THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY TO THAT EFFECT.

     (i) Each of the Purchasers acknowledge that it is aware of its respective obligations under the Securities Exchange Act of 1934 (the "1934 Act"), including, but not limited to those filing obligations that are triggered as a result of the consummation of the sale of the Sale Shares pursuant to Sections 13 and 16 of the 1934 Act, together with filings required to be made by the Company, under the control of the Purchasers, after the consummation of the sale of the Sale Shares.

     Section 2.02. Representations and Warranties of the Sellers. The Sellers represent and warrant to the Purchasers as follows:

     (a) The Sellers have all power and authority to execute, deliver and perform this Agreement.

     (b) This Agreement is the valid and binding obligation of the Sellers, enforceable against the Sellerss in accordance with its terms.

     (c) The Sellers are the record and beneficial owners of the CREG Shares acquired by Purchasers and the CREG Shares exchanged pursuant to this agreement have not been assigned, pledged, sold, transferred or otherwise conveyed.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.01. Governing Law; Successors and Assigns. This Agreement shall be governed and construed in accordance with the law of the State of Nevada and applicable federal law and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties

     Section 3.02. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces any prior agreement or understanding between the Purchasers and the Sellers with respect to the transfer of the Sale Shares between the Sellers and the Purchasers.

     Section 3.03. Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     Section 3.04. Counterparts. This Agreement may be executed in any number of counterpart copies, all of which copies shall constitute one and the same instrument.

     Section 3.05. Independent Counsel. The Purchasers and the Sellers each acknowledge that this Agreement has been prepared on behalf of the Sellers by Bernard & Yam, LLP, counsel to the Sellers and that Bernard & Yam, LLP is not representing, and is not acting on behalf of, the Purchasers in connection with this Agreement. The Purchasers have been provided with an opportunity to consult with their own counsel and their own business, securities and tax advisors with respect to this Agreement.

     Section 3.06. Purchaser Representative. The Purchasers appoints Mr. Jihua Wang as their Representative to sign and execute this Share Exchange Agreement and each Purchaser understands and acknowledges that this appointed Purchaser Representative

     (1) Is not an affiliate, director, officer or other employee of the issuer, or beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in the issuer; and
     (2) Has such knowledge and experience in financial and business matters that he is capable of evaluating, alone, or together with other purchaser representatives of the purchaser, or together with the purchaser, the merits and risks of the prospective investment;
     (3) Is acknowledged by the purchaser in writing, during the course of the transaction, to be their purchaser representative in connection with evaluating the merits and risks of the prospective investment; and
     (4) Discloses to the purchaser in writing a reasonable time prior to the sale of securities to that purchaser any material relationship between himself or their affiliates and the issuer or its affiliates that then exists, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.





               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have signed this Share Exchange Agreement as of the date first above written.

    ------------------------------------------------------------------------

                           Signature Page for Sellers

SELLERS

By


 /s/Hanqiao Zheng
-----------------
    Hanqiao Zheng



 /s/Guohua Ku
-----------------
    Guohua Ku


     -----------------------------------------------------------------------

                   Signature Page for Purchaser Representative

PURCHASER  REPRESENTATIVE


By


 /s/Jihua Wang
---------------
    Jihua Wang


    ------------------------------------------------------------------------

                          Signature Page for Purchasers

PURCHASERS

By

X ___________________________



                                   SCHEDULE A



   Sellers                                 Amount of CREG Shares Sold
Hanqiao Zheng                                    2,406,365
Guohua Ku                                          289,427





                        Amount of                                Amount of                                    Amount of
                       CREG Shares                              CREG Shares                                  CREG Shares
Purchasers               Acquired         Purchasers             Acquired           Purchasers                Acquired
----------               --------         ----------             --------           ----------                --------

Hongjun Wang              4667           Youqiong Huang              500            Zhichun Zhang               15000
Youxin Fang               8000           Qian Nie                    1667           Cuiping Yang                 1500
Aizhen Li                 1667           Xianqin Zhu                 3334           Biyun Pan                    1667
Yongzhong Su              1500           Jian Meng                  11667           Xiuwen Wang                  6667
Jingfang Xu               5000           Weizhi Yao                  6667           Yaomin Fang                 10000
Baozhen Lin               3334           Yunzhen Chen                5000           Lingling Wu                  1667
Xingfa Yu                 5000           Jingchang Li                5000           Shuwei Zhang                 5000
Yuqin Xu                  3334           Dingchan Wu                 3334           Lili Lu                      6667
Jingwen Wu               10000           Huinian Li                  3334           Shihui Zhou                  3334
Yaozong Hang             10000           Zhiwei Wang                 8000           Yinghao Shi                  7500
Genlin Wu                 1667           Lanying Cai                 3334           Xiaolin Hu                   2500
Zhenyu Shen               5000           Wenwu Yan                  10000           Fengying Zhao                1700
Mengyuan Zhang            6667           Suping Zhang                6667           Lanfang Wang                 6667
Qifang Zhang              3334           Baiquan Tian                5000           Xinhua Ma                    6667
Ping Zhu                 60000           Naili Du                   10000           Gang Chen                    3334
Weiqun Zhao               3334           Zhenyu Wang                16667           Yinglan Li                  10000
Jianzhong Hu             15000           Deming Tang                 3334           Xiaoyu Lei                   3334
Guanghua Li               1500           Guanggui Zhang             16667           Caimei Liu                   3000
Beidi Ye                  7500           Kefeng Hao                  1250           Guiyu Xie                    1667
Suwen Lin                 3334           Baohua Chen                 1250           Jianmei Zhang                5000
Hong Li                   5000           Zhenhua Tang               10000           Juhong Shao                  3334
Tianzuo Ding              1667           Yuezhen Qin                 1667           Xiaoyi Wang                  3334
Wenhua Wang               1667           Bangxing Xu                10667           Fujin Xie                    1667
Wansheng Pan             10000           Jun Hu                     10000           Wenfang Xi                   6667
Yicheng Huang             6667           Zhiquan Shao                667            Delin Li                     5000
Huiqing Zhang             1667           Youguo Zhu                  6667           Yufang Yu                    3334
Zhuoqun Wang             10000           Jian Chen                   1500           Henian Zhang                16667
Lanfang Shen             10000           Minggen Lu                  7500           Juanfen Lu                   1667
Liang Qian                7667           Yiyuan Cao                  6667           Shunquan Zhang               8000
Peilan Dai                6667           Huizhi Xin                  3334           Erming Shen                 10000
Lingjuan Wei              3334           Guofang Zhuang              6667           Yiren Gu                     3334
Lingkai Xu                8334           Wenhua Wang                 5000           Jingzhen Xu                  7500
Liming Shen               6667           Xiuxian Yu                  3334           Yanqin Yang                  1000
Yaxiu Chen                3334           Peiying Ji                  5000           Kefei Jiang                  2834
Hongwen Zhang             5000           Hongchang Li                2500           Youmei Yang                  1667
Rui Yu                   10000           Zonggen Guo                 1667           Chunling Wang                1667
Yu Xia                    3334           Shuhe Zhu                   3334           Fengqin Liu                  4000
Jianfeng Huang            1667           Cuiying Shang               1334           Huiqin Qian                  6667
Linzhen Min               1667           Jun Guo                     4000           Yueqing gan                  5000
Xingzhu Cao               6667           Xiaowei Shen               15000           Huaqin Zhou                 15000
Liming Zhao               5000           Yan Yan                     6667           Minghua Wu                   2334
Jing Zhang                4000           Qiaoying Cao                9700           Ruiqing Ge                   5000
Yufang Chen              10000           Hankang Zhou                2334           Hengkan Mao                 20000
Changying Song            3334           Hong Xie                   15000           Maohua  Shen                 3500
Guihua Shen              10000           Shouyi Xu                  10000           Rongwei Xu                  10334
Song xue                  5000           Wenyan Jin                  1667           Shanwu Zhu                   7500
Luyi Qi                   5000           Chunmei Chen               15000           Lijuan Zhou                  5000
Shuqin Hu                13334           Baofeng Yuan               10000           Yu Zhao                      3334
Guangtai Shao            13334           Xiangjiang fang             3334           Yuanfang Chen                2500
Yongfa Ren               10000           Dinghai Bao                 4500           Zhongjuan Lu                13334
Junfa Xie                 3334           Zubin Huang                 3334           Jiaxiu Zhang                 1667
Shuangming Chen           5000           Qianhui Yang                3334           Shouri Piao                 13334
Wangdong Liu              3334           Yimin Zhou                  5000           Chundi Wang                  3334
Chunjie Wang              1000           Qiru Zhu                   10000           Chunjiang Leng              20000
Qijuan Chen               1667           Chongman Wang               5000           Wenlong Zhou                 5000
Jianping Shan             2000           Jinrong Zhu                 5000           Jufa Wu                      8334
Yanqing Sun               5000           Biyu Wu                    12906           Meiying Xue                 10000
Dianpin Sun               5000           Dan shi                    15000           Jinde Gu                     1667
Jiaping Lu                3334           Genfu Chen                  6667           Shenzhen Zheng              12000
Xiadi Wang               12500           Lihua Zhang                 2334           Hongying Zhong               1667
Xihua Zhu                 2500           Minhua Jin                  1667           Guangming Liu                5000
Hengyuan Lu               3334           Guorong Yan                 3334           Sixiang Zhang                1667
Xiecheng Zhuang           2667           Hao Wang                    1667           Shenxin Zhang                3334



Hongmei XU                1667           Aili Shi                    7000           Liangfang Zhou               3334
Jie Cheng                 1000           Kaiping Yu                  2500           Hong Yu                      3334
Dazhen Yu                 1500           Ping Luo                    3334           Zhenghua Zhao                3334
Donglin Zhao              2000           Peizhen Shen                1334           Weiju Sun                    3000
Jie Sun                   3334           Caiping Gong                7500           Yongsheng Yuan              18334
Rongkang Shi             11667           Defang Wu                   6667           Ying Gong                   10000
Yuezhen Lu                1667           Jie Zhang                  10000           lihua liu                    1667
Zuozhi Yang               6667           Huijun Chen                 3334           Yan Li                       8500
Tanglin Wu                1667           Honghui Ma                  3334           Baohui He                    2500
Ronghua Fu                3334           Dongxiang Sun               3334           Yuzhen Fu                    2334
Juanjuan Jiang            5000           Jinnu Tian                  2500           Chengjiu Hu                  1767
Huiqiang Mei              667            Yan Sun                     3334           Rongchun Wang                1667
Xiuding Jiang             2500           Hongxie Chen               20000           Ning Yang                    2334
Yajun Xie                 5000           Lihua Zhao                 13334           Lihua Zhou                   3734
Jianzhong Shen            1334           Yonghan Li                  1667           Guifen Geng                 16667
Xiaolian He               1667           Xiuqin Xu                  13334           Wenming Jiang                1667
Jianqiu Zhou              3334           Yongqiang Lu                4000           Qian Liu                     3334
Chen Jiang                3334           Meiying Zhu                 3334           Ming Tan                     1667
Zhenkang Yang             1334           Lesun Hua                   5500           Xiaoli Zhang                 4834
Kangming Zhang            3334           Deyun Shen                 10000           Fuchun Song                  7000
Yuqin You                 1667           Jinhai Song                 6667           Shixi Wang                   5000
Shuyang Huang             3334           Yunsheng Wang               1667           Sujie Jiang                  6667
Yulan Jin                 2000           Xiaofang Qian               2334           Rongzhen Wang                1667
Qi Wu                     3334           Ximin Ni                    3334           Mingxing Zhang               1234
Xiao Chen                15000           Yiping Lin                  5000           Lieyu Zhang                  5000
Nianfeng Yang             3334           Xianglin Shao               4000           Hongyu Zhang                 3334
Cunfu Wu                  1667           Quanzhen Jiang             13334           Mao'an Bai                   2000
Fangchu Qiu               5000           Yongzhen Su                10000           Yuxia Meng                   3334
Yongshu Ding              1667           Heyan Wang                  1667           Shuying Zhou                 1667
Lingxiu Yan               3000           Weili Cheng                 2500           Jing Che                     5000
Huijuan Zhou             10000           Yujun Hu                   20000           Wei Chen                     8334
Jing,an Zhou              2500           Lizhu Qiu                   2500           Yafan Wang                   3334
Guocheng Zhang            3334           Huizhen Bian                667            Yujie Wei                    6667
Lei Jin                   2500           Zengliang Yang              5000           Xiuqin Luo                   3334
Cuige Bao                 3334           Feiwen Lin                  2000           Yan Li                      26667
Ruixiang Yang             5000           Xiaqun Gan                  6667           Ci Zhao                      1667
Lanfang Wu               22500           Wenyong Lu                  1667           Bangji Zou                   3334
Gang Wu                   4000           Ziguo Qian                  2500           Bo Yu                       10000
Hong Huang                1667           Xiaochuan Li                3334           Jinrong Hui                  3334
Weimin Tang               5000           Ying Sheng                  2334           Zhigang Zeng                 5000
Hong Ju                   3334           Feng Xu                     5000           Xixian Yang                 20000
Bin Wang                  5000           Desheng  Liu                1667           Xin Song                     3334
Fugen Zhang               1667           Qiongfeng Xu                3334           Liying Shi                   1667
Yongning Yu               5000           Huiyun Yang                 6667           Pingya Ji                   16667
Caifeng Zheng             5000           Min Shen                    5000           Junjie Li                   10000
Xiangru Tu               10000           Qinhua Zheng                2500           Jieying Zhang                5000
Zuping Zhu                1667           Wenlian Huang               2500           Shihui Yang                  6667
Larong Qian               1667           Jianmin Xu                  6667           Shuning Wang                 3334
Zhan Wu                   3334           Yazhen Zhang                2500           Guirong Wang                 6667
ningqing Zeng             3334           Yongsheng Zhu              11000           Yongjie Wang                 2000
Longzhen Zhang            334            Yingzhen Lang               6667           Lixin Long                   5000
Yuhuan Dong               3334           Xingfu Hu                   2667           Enzhi Yang                   3334
Bingkui Shi               1667           Qiuzhen Lu                 20000           Zhenrong Cao                 6667
Suqin Wang                6667           Guojiang Li                 5000           Qingqing Li                  1667
Jingzhi Wang              3334           Jinhai Gu                  22500           Xiuge Wu                     6667
Jialiang Wan              3334           Zhenchang Fei               6667           Hongwei Zhang                3334
Xiaoqiang Li              1000           Xi Chen                     667            Wenxiu Wang                 10000
Wei Wang                 15000           Guozhu Wang                 6667           Xuefang Liu                 13334
Yufang Jiang              5000           Jianyun Wang                3334           Zhaoling Meng               20000
Shilin Qiu                5000           Guojun Chen                 5000           Lianhui Sun                  3334
Chunxiang Gu             10000           Miaoyu Chen                10000           Shumei Chen                  1667
Genlan Zhu                3334           Hongzhi Zhou               10000           Qi Zhang                     5000
Shuiyun Chen              1667           Shengnian Li                7500           Zhongli Pan                  1667
Tingxiang Yan             3334           Peijun Gong                 1667           Dongguang Zou                3334
Xueming Jin               2500           Liuyong Zhao                6667           Fushan Liu                  21000
Shihui Li                13334           Zhiying Guo                 3334           Huiru Zhu                    3334
Shuqin Yu                10000           Huaikou Chen               10000           Guoliang Ning                5000
Jinda Ye                  6667           Meiguan Cao                 3334           Jinxiang Li                  5334
Li Li                    10000           Jifa Yang                  15000           Guoxiang Liu                 3334
Zhihong Guo              10000           Guoquan Qiao                1667           Aiqun Hou                    3334
Bi Ren                   10000           Yafen Dong                 12667           Xiufen Chen                  8000
Zhengcai Cao              1000           Guoliang Zhang             10000           Baokui Ni                    3334
Shengfang Wang           16667           Chenfei Bao                 7500           Hong Zhou                    3334
Yuzhen Bai               13334           Yungen Xue                  2000           Guiqin Ma                    3334
LingLing  Ma              3334           Baodi Ding                  3334           Jun Zhang                    3334
Dan Li                    8334           Putao Yang                  3334           Jianying Dai                 3334
Naiping Song              5000           Jinkang Bao                 6667           Jing Hua                     6667
Zhenzhuang Yang           3334           Youmei Zheng                1667           Xinmin Bai                   3334
Mingjie Cao               3334           Lihong Guo                  3334           Zhen Miao                    2500


Yulong Shen              18334           Chunhe Liu                  3334           Li Li                        1000
Yizhen Wang               5000           Weishan Gong                6667           Yanling Xin                  3334
Yuqing Kong               6667           Hongyu Fan                  3500           Yousheng Shen                1667
Hongqi Ye                 1667           Shidi Feng                  2000           Heng Xu                      3334
Jingchun Wang             9000           Jufang Li                   3334           Huaqian Chen                 1667
Peiqing Gao               6667           Guifang Li                  3334           Jinmei Chen                  1667
Zhong Huang               667            Yuzhen Yang                10000           Guidi Wang                   6667
Huaming Gu                1667           Jiaming Gong                3334           Jiang Chen                   5000
Jun Hu                    3334           Lianfu Huang               10000           Tingxin Gao                  1667
Jing Hua                  6667           Zongjuan Jiang             15000           Rongsheng Fang               2667
Jinping Zhang            20000           Miaofu Zhao                 2500           Guiying Tang                 3334
Fumao Hu                  7667           Yifen Zhang                 5000           Yunxin Chi                   2513
Jindi Zhou                3334           Xiaoqing Zhu               10000           Fuxing Xi                    2334
Daoan Xie                 6667           Boxun Wang                 10000           Suhua Wei                    3334
Hongxiang Liu             9434           Qinxiang Qian               3334
Zhaojun Ding              3667           Hongfa Qian                 3334

